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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       DATE OF REPORT (date of earliest event reported): January 27, 2003



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                   0-26071                   06-1447017
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
   of incorporation)             File Number)            Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)








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ITEM 5.  OTHER EVENTS

On January 27, 2003, the Company issued a press release, which is attached as
Exhibit 99.1 to this Current Report on Form 8-K, relating to the addition of Douglas McIntyre as a director and Chairman of its Audit Committee. In addition, the Company announced that Susan Strausberg, Chief Executive Officer, will assume the responsibilities of President and Greg Adams, Chief Financial Officer, will assume the responsibilities of Chief Operating Officer. The foregoing offices were previously held by Tom Vos, who will continue as a member of the Company's Board of Directors and will provide services to the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


Exhibit Number       Description
--------------       -----------
99.01                Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EDGAR Online, Inc.


Dated: January 27, 2003         By:   /s/ Susan Strausberg
                                   -------------------------
                                   Susan Strausberg
                                   Chief Executive Officer and President



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                                 EXHIBIT INDEX


Exhibit
Number            Description of Document
------            -----------------------
99.01             Press Release